NAVTECH, INC. and SUBSIDIARIES
EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to, and as required by, 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Navtech, Inc. (the “Company”) on Form 10-QSB for period ended July 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 13, 2007	By:	/s/ David Strucke
David Strucke
Chief Executive Officer

	By:	/s/ Gordon Kilpatrick
Gordon Kilpatrick
Chief Financial Officer

NAVTECH, INC.
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